As filed with the Securities and Exchange Commission on March 19, 1998
                                                   Registration No. 333-42039
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                    AMENDMENT NO. 2
                                          TO
                                       FORM S-3
                                          ON
                                       FORM S-4
                                REGISTRATION STATEMENT
                                         UNDER
                              THE SECURITIES ACT OF 1933

                               HVIDE MARINE INCORPORATED
             (Exact name of Registrant as specified in its charter)

            Florida                                   4424                                  65-0524593
(State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)             Classification Code Number)                  Identification No.)

                            2200 Eller Drive, P.O. Box 13038
                             Fort Lauderdale, Florida 33316
                                     (954) 523-2200
                   (Address, including zip code, and telephone number,
            including area code, of registrant's principal executive offices)

             J. Erik Hvide, Chairman, President, and Chief Executive Officer
                            2200 Eller Drive, P.O. Box 13038
                             Fort Lauderdale, Florida 33316
                                     (954) 523-2200
                (Name, address, including zip code, and telephone number,
                       including area code, of agent for service)

                              Copies of communications to:
                                  Michael Joseph, Esq.
                                   Dyer Ellis & Joseph
                             600 New Hampshire Avenue, N.W.
                                 Washington, D.C. 20037
                                     (202) 944-3000


    Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after this Registration Statement becomes effective.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.|_|









     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
--------------------------------------------------------------------------------

                          HVIDE MARINE INTERNATIONAL, INC.
              (Exact name of Registrant as specified in its charter)

            Florida                                   4424                                  59-1789754
(State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                     HVIDE MARINE TRANSPORT, INCORPORATED
            (Exact name of Registrant as specified in its charter)

            Florida                                   4424                                  59-2120296
(State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                          SEABULK TRANSMARINE II, INC.
             (Exact name of Registrant as specified in its charter)

            Florida                                   4424                                  59-1835095
(State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                    SEABULK AMERICA PARTNERSHIP, LTD.
         (Exact name of Registrant as specified in its charter)

            Florida                                   4424                                  59-2324484
(State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
incorporation or organization)             Classification Code Number)                  Identification No.)

                          2200 Eller Drive, P.O. Box 13038
                           Fort Lauderdale, Florida 33316
                                   (954) 523-2200
                 (Address, including zip code, and telephone number,
          including area code, of registrant's principal executive offices)

                           SEABULK CHEMICAL CARRIERS, INC.
                (Exact name of Registrant as specified in its charter)

                 Florida                                   4424                                  59-1604658
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                        SEABULK OCEAN SYSTEMS CORPORATION
             (Exact name of Registrant as specified in its charter)

                 Florida                                   4424                                  65-0021811
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                          Fort Lauderdale, Florida 33316
                                  (954) 523-2200
                (Address, including zip code, and telephone number,
         including area code, of registrant's principal executive offices)


                    SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION
              (Exact name of Registrant as specified in its charter)

                 Florida                                   4424                                  65-0021810
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                          2200 Eller Drive, P.O. Box 13038
                           Fort Lauderdale, Florida 33316
                                   (954) 523-2200
                 (Address, including zip code, and telephone number,
          including area code, of registrant's principal executive offices)


                               SEABULK OFFSHORE, LTD.
               (Exact name of Registrant as specified in its charter)

                 Florida                                   4424                                  65-0156025
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                         SEABULK OFFSHORE ABU DHABI, INC.
               (Exact name of Registrant as specified in its charter)

                 Florida                                   4424                                  65-0785745
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                       SEABULK OFFSHORE DUBAI, INC.
          (Exact name of Registrant as specified in its charter)

                 Florida                                   4424                                  65-0804816
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                      SEABULK OFFSHORE HOLDINGS, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                   SEABULK OFFSHORE INTERNATIONAL, INC.
          (Exact name of Registrant as specified in its charter)

                 Florida                                   4424                                  65-0608734
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                        SEABULK OFFSHORE OPERATORS, INC.
              (Exact name of Registrant as specified in its charter)

                 Florida                                   4424                               to be applied for
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                            SEABULK TANKERS, LTD.
           (Exact name of Registrant as specified in its charter)

                 Florida                                   4424                                  59-1444561
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                   SEABULK TRANSMARINE PARTNERSHIP, LTD.
          (Exact name of Registrant as specified in its charter)

                 Florida                                   4424                                  59-2580172
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                        SUN STATE MARINE SERVICES, INC.
            (Exact name of Registrant as specified in its charter)

                 Florida                                   4424                                  65-0511419
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                           Fort Lauderdale, Florida 33316
                                   (954) 523-2200
                 (Address, including zip code, and telephone number,
          including area code, of registrant's principal executive offices)

                             TAMPA BAY TOWING, INC.
             (Exact name of Registrant as specified in its charter)

                Delaware                                   4424                                  59-2754468
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                          Post Office Box 5797
                          Tampa, Florida 33675

           (Address,  including  zip  code,  and  telephone
        number,  including area code, of registrant's principal
                          executive offices)


                   OCEAN SPECIALTY TANKERS CORPORATION
         (Exact name of Registrant as specified in its charter)

                Delaware                                   4424                                  76-0270930
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                         2700 Post Oak Boulevard, Suite 380
                                Houston, Texas 77056

                 (Address,  including  zip  code,  and  telephone
            number,  including area code, of registrant's principal
                              executive offices)


                                 KINSMAN LINES, INC.
               (Exact name of Registrant as specified in its charter)

                Delaware                                   4424                                  34-1331777
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                           SEABULK ST. TAMMANY, INC.
            (Exact name of Registrant as specified in its charter)

                Louisiana                                  4424                                  72-0940744
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)

                     SEABULK OFFSHORE GLOBAL HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)


                             2200 Eller Drive, P.O. Box 13038
                              Fort Lauderdale, Florida 33316
                                      (954) 523-2200

                           (Address,  including  zip  code,  and  telephone
                      number,  including area code, of registrant's principal
                                       executive offices)


                                 SEABULK ALKATAR, INC.
                (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                              SEABULK ARABIAN, INC.
               (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                         SEABULK ARCTIC EXPRESS, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                             SEABULK ARIES II, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                            SEABULK ARZANAH, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                          Fort Lauderdale, Florida 33316
                                  (954) 523-2200
                (Address, including zip code, and telephone number,
         including area code, of registrant's principal executive offices)

                           SEABULK BARRACUDA, INC.
              (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                               SEABULK BECKY, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                               SEABULK BETSY, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                              SEABULK BRAVO, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                          Fort Lauderdale, Florida 33316
                                  (954) 523-2200
                (Address, including zip code, and telephone number,
         including area code, of registrant's principal executive offices)

                            SEABULK BUL HANIN, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                           SEABULK CAPRICORN, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                          SEABULK CARDINAL, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                             SEABULK CAROL, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)

                               SEABULK CHAMP, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                         SEABULK CHRISTOPHER, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                          SEABULK CLIPPER, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                           SEABULK COMMAND, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)

                          SEABULK CONDOR, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                          SEABULK CONSTRUCTOR, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                           SEABULK COOT I, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                             SEABULK COOT II, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)

                              SEABULK CORMORANT, INC.
                (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                           SEABULK CYGNET I, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                         SEABULK CYGNET II, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                           SEABULK DANAH, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)

                             SEABULK DAYNA, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                   2200 Eller Drive, P.O. Box 13038
                    Fort Lauderdale, Florida 33316
                            (954) 523-2200
          (Address, including zip code, and telephone number,
   including area code, of registrant's principal executive offices)


                         SEABULK DEBBIE, INC.
        (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                   2200 Eller Drive, P.O. Box 13038
                    Fort Lauderdale, Florida 33316
                            (954) 523-2200
          (Address, including zip code, and telephone number,
   including area code, of registrant's principal executive offices)


                        SEABULK DEFENDER, INC.
        (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                            SEABULK DIANA, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)

                             SEABULK DISCOVERY, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                            SEABULK DUKE, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                           SEABULK EAGLE, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                            SEABULK EAGLE II, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                           2200 Eller Drive, P.O. Box 13038
                            Fort Lauderdale, Florida 33316
                                    (954) 523-2200
                  (Address, including zip code, and telephone number,
           including area code, of registrant's principal executive offices)

                              SEABULK EMERALD, INC.
              (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                              SEABULK ENERGY INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                          SEABULK EXPLORER INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                            SEABULK FALCON, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                             SEABULK FALCON II, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                           SEABULK FREEDOM, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                           SEABULK FULMAR, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                           SEABULK GABRIELLE, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                             SEABULK GANNET I, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                          SEABULK GANNET II, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                  2200 Eller Drive, P.O. Box 13038
                   Fort Lauderdale, Florida 33316
                           (954) 523-2200
         (Address, including zip code, and telephone number,
  including area code, of registrant's principal executive offices)


                        SEABULK GAZELLE, INC.
       (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                  2200 Eller Drive, P.O. Box 13038
                   Fort Lauderdale, Florida 33316
                           (954) 523-2200
         (Address, including zip code, and telephone number,
  including area code, of registrant's principal executive offices)


                         SEABULK GIANT, INC.
       (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)

                                SEABULK GREBE, INC.
              (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                          Fort Lauderdale, Florida 33316
                                  (954) 523-2200
                (Address, including zip code, and telephone number,
         including area code, of registrant's principal executive offices)


                               SEABULK HABARA, INC.
              (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                            SEABULK HAMOUR, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                          SEABULK HARRIER, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                          Fort Lauderdale, Florida 33316
                                  (954) 523-2200
                (Address, including zip code, and telephone number,
         including area code, of registrant's principal executive offices)

                                SEABULK HATTA, INC.
               (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                              SEABULK HAWK, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                           SEABULK HERCULES, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                           SEABULK HERON, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)

                              SEABULK HORIZON, INC.
               (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                           SEABULK HOUBARE, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                          SEABULK HUNTER, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                              SEABULK IBEX, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)

                               SEABULK ISABEL, INC.
              (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                          SEABULK JEBEL ALI, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                          SEABULK KESTREL, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                   2200 Eller Drive, P.O. Box 13038
                    Fort Lauderdale, Florida 33316
                            (954) 523-2200
          (Address, including zip code, and telephone number,
   including area code, of registrant's principal executive offices)


                          SEABULK KING, INC.
        (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)

                                SEABULK KNIGHT, INC.
               (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                          SEABULK LAKE EXPRESS, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                   2200 Eller Drive, P.O. Box 13038
                    Fort Lauderdale, Florida 33316
                            (954) 523-2200
          (Address, including zip code, and telephone number,
   including area code, of registrant's principal executive offices)


                          SEABULK LARA, INC.
        (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                             SEABULK LARK, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)

                              SEABULK LIBERTY, INC.
              (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                           SEABULK LULU, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                        SEABULK MAINTAINER, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                            SEABULK MALLARD, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                               SEABULK MARLENE, INC.
              (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                           SEABULK MARTIN I, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                           SEABULK MARTIN II, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                             SEABULK MASTER, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)

                                SEABULK MERLIN, INC.
               (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                            SEABULK MUBARRAK, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                             SEABULK NADA, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                             SEABULK NEPTUNE, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)

                             SEABULK ORYX, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                           SEABULK OSPREY, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                            SEABULK PELICAN, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                             SEABULK PENGUIN I, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                              SEABULK PENGUIN II, INC.
                 (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                              SEABULK PENNY, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                        SEABULK PERSISTENCE, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                             SEABULK PETREL, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)

                             SEABULK PLOVER, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                               SEABULK POWER, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                           SEABULK PRIDE, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                            SEABULK PRINCE, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                             SEABULK PRINCESS, INC.
                (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                          SEABULK PUFFIN, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                           SEABULK QUEEN, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                              SEABULK RAVEN, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                              SEABULK ROOSTER, INC.
               (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                              SEABULK RUBY, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                           SEABULK SALIHU, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                             SEABULK SAPPHIRE, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                SEABULK SARA, INC.
               (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                            SEABULK SEAHORSE, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                            SEABULK SENGALI, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                            SEABULK SERVICE, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)

                             SEABULK SHARI, INC.
               (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                           SEABULK SHINDAGA, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                          SEABULK SKUA I, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                              SEABULK SNIPE, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                SEABULK STAR, INC.
              (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                             SEABULK SUHAIL, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                            SEABULK SWAN, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                              SEABULK SWIFT, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)

                             SEABULK TAURUS, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)


                            SEABULK TENDER, INC.
           (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                            SEABULK TERN, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                             SEABULK TIMS I, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)

                              SEABULK TITAN, INC.
              (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                            SEABULK TOOTA, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                    2200 Eller Drive, P.O. Box 13038
                     Fort Lauderdale, Florida 33316
                             (954) 523-2200
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)


                          SEABULK TOUCAN, INC.
         (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                       2200 Eller Drive, P.O. Box 13038
                        Fort Lauderdale, Florida 33316
                                (954) 523-2200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                             SEABULK TRADER, INC.
            (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)

                            SEABULK TREASURE ISLAND, INC.
                    (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                          SEABULK UMM SHAIF, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                     2200 Eller Drive, P.O. Box 13038
                      Fort Lauderdale, Florida 33316
                              (954) 523-2200
            (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)


                           SEABULK VERITAS, INC.
          (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                              SEABULK VIRGO I, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                      2200 Eller Drive, P.O. Box 13038
                       Fort Lauderdale, Florida 33316
                               (954) 523-2200
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)

                               SEABULK VOYAGER, INC.
                 (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                               SEABULK ZAKUM, INC.
             (Exact name of Registrant as specified in its charter)

            Marshall Islands                               4424                                      N/A
     (State or other jurisdiction of           (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                   PART II

                      INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company's Articles of Incorporation provides that the Company shall indemnify each director and officer of the Company to the fullest extent permitted from time to time by the laws of the State of Florida or any other applicable laws as presently or hereafter in effect. Section 607.0850 of the Florida Business Corporation Act currently provides as follows:

                  (1) A corporation shall have power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (2) A corporation shall have power to indemnify any person, who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

                  (3) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsection (1) or subsection
         (2), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

                  (4) Any  indemnification  under  subsection  (1) or subsection
         (2), unless pursuant to a determination by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsection (1) or subsection (2). Such determination shall be made:

                  (a) By the board of directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding;

                  (b) If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the board of directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

                  (c)      By independent legal counsel:

                           1. Selected by the board of directors prescribed in paragraph (a) or the committee prescribed in paragraph (b); or

                           2. If a quorum of the  directors  cannot be  obtained
                  for paragraph (a) and the committee cannot be designated under paragraph (b), selected by majority vote of the full board of directors (in which directors who are parties may participate); or

                  (d) By the stockholders by a majority vote of a quorum consisting of stockholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of stockholders who were not parties to such proceeding.

                  (5) Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible. However, if the determination of permissibility is made by independent legal counsel, persons specified by paragraph (4)(c) shall evaluate the reasonableness of expenses and may authorize indemnification.

                  (6) Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation pursuant to this section. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

                  (7) The indemnification and advancement of expenses provided pursuant to this section are not exclusive, and a corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

                  (a) A violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

                  (b) A transaction from which the director, officer, employee, or agent derived an improper personal benefit;

                  (c) In the case of a director, a circumstance under which the liability provisions of s. 607.0834 are applicable; or

                  (d) Willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a stockholder.

                  (8) Indemnification and advancement of expenses as provided in this section shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

                  (9) Unless the corporation's articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the stockholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

                  (a) The director, officer, employee, or agent is entitled to mandatory indemnification under subsection (3), in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

                  (b) The director, officer, employee, or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the corporation of its power pursuant to subsection (7); or

                  (c) The director, officer, employee, or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth in subsection (1), subsection (2), or subsection
                  (7).

                  (10) For purposes of this section, the term "corporation" includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee, or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, is in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                  (11) For purposes of this section:

                  (a) The term "other enterprises" includes employee benefit plans;

                  (b) The term "expenses" includes counsel fees, including those for appeal;

                  (c) The term "liability" includes obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred with respect to a proceeding;

                  (d) The term "proceeding" includes any threatened, pending, or completed action, suit, or other type of proceeding, whether civil, criminal, administrative, or investigative, and whether formal or informal;

                  (e)      The term "agent" includes a volunteer;

                  (f) The term "serving at the request of the corporation" includes any service as a director, officer, employee, or agent of the corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries; and

                  (g) The term "not opposed to the best interest of the corporation" describes the actions of a person who acts in good faith and in a manner he reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.

                  (12) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

         The Underwriting Agreement (Exhibit 1) provides for indemnification by the Underwriters of the Registrant, its directors and executive officers and by the Registrant of the Underwriters for certain liabilities, including liabilities arising under the Securities Act and affords certain rights of contribution with respect thereto.

         The Registrant has purchased an insurance policy that provides for indemnification of the Registrant's executive officers and directors for liability resulting from their negligence, error, omission or breach of duty while acting in their capacities as executive officers and directors on any matter claimed against them by reason of their being executive officers and directors.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

         (a) The following is a list of exhibits furnished:

No.      Description

4.1 Indenture, dated February 19, 1998, among Hvide, the Subsidiary Guarantors named therein and the Bank of New York as Trustee.

4.2 Registration Rights Agreement, dated as of February 19, 1998, among Hvide the Subsidiary Guarantors named therein and Donaldson, Lufkin & Jenrette Securities Corporation and the other Initial Purchasers.

5.1*     Opinion of Dyer Ellis & Joseph, P.C. as to the legality of the New
         Notes.

10.1* Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 12, 1998 among Hvide, as Borrower, the Subsidiary Guarantors named therein, the lending institutions which are or may become parties thereto, CitiBank, N.A., as Administrative Agent, BankBoston, N.A., as Documentation Agent and BancBoston Securities, Inc., as Syndication Agent.

12.1*    Statement regarding Ratio of Earnings to Fixed Charges.

21.1*    List of Subsidiaries.

23.1*    Consent of Ernst & Young LLP.

23.2*    Consent of ATAG Ernst & Young S.A.

23.3*    Consent of Price Waterhouse LLP.

23.4*    Consent of Deloitte Touch.

23.5*    Consent of Dyer Ellis & Joseph, P.C. (contained in Exhibit 5.1).

24.1*    Powers of Attorney.

25.1* Statement of Eligibility of The Bank of New York as Indenture Trustee on Form T-1.

99.1*    Form of Letter of Transmittal.

99.2*    Form of Guaranteed Delivery.

__________________
*  Previously filed.

ITEM 22.  UNDERTAKINGS.

The Registrant hereby undertakes the following:

         (a) For purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (c) Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated document by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

         (d) Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 19th day of March, 1998.

                                       HVIDE MARINE INCORPORATED



                                        By:   /s/ J. ERIK HVIDE
                                                  J. Erik Hvide
                                                 Chairman, President and
                                                  Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                           TITLE                                              DATE

/s/ J. ERIK HVIDE                       Chairman of the Board, President, Chief                   March 19, 1998
J. Erik Hvide                             Executive Officer and Director (principal
                                          executive officer)


/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial                 March 19, 1998
John H. Blankley                          Officer and Director


/s/ JOHN J. KRUMENACKER                 Controller (principal accounting officer)                 March 19, 1998
John J. Krumenacker


/s/ EUGENE F. SWEENEY                   Executive Vice President and Director                    March 19, 1998
Eugene F. Sweeney


/s/ ROBERT B. CALHOUN, JR.              Director                                                 March 19, 1998
Robert B. Calhoun, Jr.


/s/ GERALD FARMER                       Director                                                 March 19, 1998
Gerald Farmer


/s/ JEAN FITZGERALD                     Director                                                 March 19, 1998
Jean Fitzgerald

/s/ JOHN J. LEE                         Director                                              March 19, 1998
John J. Lee


/s/ WALTER C. MINK                      Director                                              March 19, 1998
Walter C. Mink


/s/ ROBERT RICE                         Director                                              March 19, 1998
Robert Rice


/s/ RAYMOND B. VICKERS                  Director                                              March 19, 1998
Raymond B. Vickers


/s/ JOSIAH O. LOW III                   Director                                              March 19, 1998
Josiah O. Low III


*By: /s/ MICHAEL JOSEPH
         Michael Joseph
        Attorney-in-Fact

HVIDE MARINE INTERNATIONAL, INC.
HVIDE MARINE TRANSPORT, INCORPORATED
SEABULK ALKATAR, INC
SEABULK ARABIAN, INC.
SEABULK ARCTIC EXPRESS, INC
SEABULK ARIES II, INC.
SEABULK ARZANAH, INC.
SEABULK BARRACUDA, INC.
SEABULK BECKY, INC.
SEABULK BETSY, INC.
SEABULK BRAVO, INC.
SEABULK BUL HANIN, INC.
SEABULK CAPRICORN, INC.
SEABULK CARDINAL, INC.
SEABULK CAROL, INC.
SEABULK CHAMP, INC.
SEABULK CHEMICAL CARRIERS, INC.
SEABULK CHRISTOPHER, INC.
SEABULK CLIPPER, INC.
SEABULK COMMAND, INC.
SEABULK CONDOR, INC.
SEABULK CONSTRUCTOR, INC.
SEABULK COOT I, INC.
SEABULK COOT II, INC.
SEABULK CORMORANT, INC.
SEABULK CYGNET I, INC.
SEABULK CYGNET II, INC.
SEABULK DANAH, INC.
SEABULK DAYNA, INC.
SEABULK DEBBIE, INC.
SEABULK DEFENDER, INC.
SEABULK DIANA, INC.
SEABULK DISCOVERY, INC.
SEABULK DUKE, INC.
SEABULK EAGLE II, INC.
SEABULK EAGLE, INC.
SEABULK EMERALD, INC.
SEABULK ENERGY, INC.
SEABULK EXPLORER, INC.
SEABULK FALCON II, INC.
SEABULK FALCON, INC.
SEABULK FREEDOM, INC.
SEABULK FULMAR, INC.
SEABULK GABRIELLE, INC.
SEABULK GANNET I, INC.
SEABULK GANNET II, INC.
SEABULK GAZELLE, INC.
SEABULK GIANT, INC.
SEABULK GREBE, INC.
SEABULK HABARA, INC.
SEABULK HAMOUR, INC.
SEABULK HARRIER, INC.
SEABULK HATTA, INC.
SEABULK HAWK, INC.
SEABULK HERCULES, INC.
SEABULK HERON, INC.
SEABULK HORIZON, INC.
SEABULK HOUBARE, INC.
SEABULK HUNTER, INC.
SEABULK IBEX, INC.
SEABULK ISABEL, INC.
SEABULK JEBEL ALI, INC.
SEABULK KESTREL, INC.
SEABULK KING, INC.
SEABULK KNIGHT, INC.
SEABULK LAKE EXPRESS, INC.
SEABULK LARA, INC.
SEABULK LARK, INC.
SEABULK LIBERTY, INC.
SEABULK LULU, INC.
SEABULK MAINTAINER, INC.
SEABULK MALLARD, INC.
SEABULK MARLENE, INC.
SEABULK MARTIN I, INC.
SEABULK MARTIN II, INC.
SEABULK MASTER, INC.
SEABULK MERLIN, INC.
SEABULK MUBARRAK, INC.
SEABULK NADA, INC.
SEABULK NEPTUNE, INC.
SEABULK OCEAN SYSTEMS CORPORATION
SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION
SEABULK OFFSHORE ABU DHABI, INC.
SEABULK OFFSHORE DUBAI, INC.
SEABULK OFFSHORE GLOBAL HOLDINGS, INC.
SEABULK OFFSHORE HOLDINGS, INC.
SEABULK OFFSHORE INTERNATIONAL, INC.
SEABULK OFFSHORE OPERATORS, INC.
SEABULK ORYX, INC.
SEABULK OSPREY, INC.
SEABULK PELICAN, INC.
SEABULK PENGUIN I, INC.
SEABULK PENGUIN II, INC.
SEABULK PENNY, INC.
SEABULK PERSISTENCE, INC.
SEABULK PETREL, INC.
SEABULK PLOVER, INC.
SEABULK POWER, INC.
SEABULK PRIDE, INC.
SEABULK PRINCE, INC.
SEABULK PRINCESS, INC.
SEABULK PUFFIN, INC.
SEABULK QUEEN, INC.
SEABULK RAVEN, INC.
SEABULK ROOSTER, INC.
SEABULK RUBY, INC.
SEABULK SALIHU, INC.
SEABULK SAPPHIRE, INC.
SEABULK SARA, INC.
SEABULK SEAHORSE, INC.
SEABULK SENGALI, INC.
SEABULK SERVICE, INC.
SEABULK SHARI, INC.
SEABULK SHINDAGA, INC.
SEABULK SKUA I, INC.
SEABULK SNIPE, INC.
SEABULK STAR, INC.
SEABULK SUHAIL, INC.
SEABULK SWAN, INC.
SEABULK SWIFT, INC.
SEABULK TAURUS, INC.
SEABULK TENDER, INC.
SEABULK TERN, INC.
SEABULK TIMS I, INC.
SEABULK TITAN, INC.
SEABULK TOOTA, INC.
SEABULK TOUCAN, INC.
SEABULK TRANSMARINE II, INC.
SEABULK TRADER, INC.
SEABULK TREASURE ISLAND, INC.
SEABULK UMM SHAIF, INC.
SEABULK VERITAS, INC.
SEABULK VIRGO I, INC.
SEABULK VOYAGER, INC.
SEABULK ZAKUM, INC.

                                SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the day of March, 1998.


/s/ J. ERIK HVIDE                       Chairman of the Board, President, Chief                   March 19, 1998
J. Erik Hvide                             Executive Officer and Director of the
                                          foregoing companies



/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial                 March 19, 1998
John H. Blankley                          Officer and Director of the foregoing
                                          companies



/s/ EUGENE F. SWEENEY                   Executive Vice President and Director                     March 19, 1998
Eugene F. Sweeney                         of the foregoing companies




*By: /s/ MICHAEL JOSEPH
         Michael Joseph
        Attorney-in-Fact

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the day of March, 1998.

SEABULK AMERICA PARTNERSHIP, LTD.

By:  SEABULK TANKERS, LTD.
         General Partner of Seabulk America Partnership, Ltd.

By:  HVIDE MARINE TRANSPORT, INCORPORATED
         General Partner of Seabulk Tankers, Ltd.


/s/ J. ERIK HVIDE                       Chairman of the Board, President, Chief                   March 19, 1998
J. Erik Hvide                             Executive Officer and Director of
                                          Hvide Marine Transport, Incorporated



/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial                 March 19, 1998
John H. Blankley                          Officer and Director of Hvide Marine
                                          Transport, Incorporated



/s/ EUGENE F. SWEENEY                   Executive Vice President and Director                     March 19, 1998
Eugene F. Sweeney                         of Hvide Marine Transport, Incorporated





*By: /s/ MICHAEL JOSEPH
         Michael Joseph
        Attorney-in-Fact

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the day of March, 1998.

SEABULK OFFSHORE, LTD.

By:  SEABULK TANKERS, LTD.
         General Partner of Seabulk Offshore, Ltd.

By:  HVIDE MARINE TRANSPORT, INCORPORATED
         General Partner of Seabulk Tankers, Ltd.


/s/ J. ERIK HVIDE                       Chairman of the Board, President, Chief                   March 19, 1998
J. Erik Hvide                             Executive Officer and Director of
                                          Hvide Marine Transport, Incorporated



/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial                 March 19, 1998
John H. Blankley                          Officer and Director of Hvide Marine
                                          Transport, Incorporated



/s/ EUGENE F. SWEENEY                   Executive Vice President and Director                     March 19, 1998
Eugene F. Sweeney                         of Hvide Marine Transport, Incorporated




*By: /s/ MICHAEL JOSEPH
         Michael Joseph
        Attorney-in-Fact

                                    SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the day of March, 1998.

OCEAN SPECIALTY TANKERS CORPORATION



/s/ EUGENE F. SWEENEY                   President and Director                                March 19, 1998
Eugene F. Sweeney


/s/ L. STEPHEN WILLRICH                 Senior Vice President, Secretary,                     March 19, 1998
L. Stephen Willrich                              Treasurer and Director


/s/ J. ERIK HVIDE                       Director                                              March 19, 1998
J. Erik Hvide




*By: /s/ MICHAEL JOSEPH
         Michael Joseph
        Attorney-in-Fact

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the day of March, 1998.

SEABULK TANKERS, LTD.

By:  HVIDE MARINE TRANSPORT, INCORPORATED
         General Partner of Seabulk Tankers, Ltd.


/s/ J. ERIK HVIDE                       Chairman of the Board, President, Chief                   March 19, 1998
J. Erik Hvide                             Executive Officer and Director of
                                          Hvide Marine Transport, Incorporated



/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial                 March 19, 1998
John H. Blankley                          Officer and Director of Hvide Marine
                                          Transport, Incorporated



/s/ EUGENE F. SWEENEY                   Executive Vice President and Director                     March 19, 1998
Eugene F. Sweeney                         of Hvide Marine Transport, Incorporated





*By: /s/ MICHAEL JOSEPH
         Michael Joseph
        Attorney-in-Fact

                                     SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the day of March, 1998.

TAMPA BAY TOWING, INC.


/s/ J. ERIK HVIDE                       President, Chief Executive Officer                        March 19, 1998
J. Erik Hvide                             and Director


/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial                 March 19, 1998
John H. Blankley                          Officer, Treasurer and Director



/s/ EUGENE F. SWEENEY                   Executive Vice President--Operations and                  March 19, 1998
Eugene F. Sweeney                         Director


/s/ JAMES S. KIMBRELL                   Executive Vice President                              March 19, 1998
James S. Kimbrell


/s/ JAMES C. BRANTNER                   Executive Vice President                              March 19, 1998
James C. Brantner



*By: /s/ MICHAEL JOSEPH
         Michael Joseph
        Attorney-in-Fact

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the day of March, 1998.

SEABULK TRANSMARINE PARTNERSHIP, LTD.

By:  SEABULK TANKERS, LTD.
         General Partner of Seabulk America Partnership, Ltd.

By:  HVIDE MARINE TRANSPORT, INCORPORATED
         General Partner of Seabulk Tankers, Ltd.


/s/ J. ERIK HVIDE                       Chairman of the Board, President, Chief                   March 19, 1998
J. Erik Hvide                             Executive Officer and Director of
                                          Hvide Marine Transport, Incorporated



/s/ JOHN H. BLANKLEY                    Executive Vice President--Chief Financial                 March 19, 1998
John H. Blankley                          Officer and Director of Hvide Marine
                                          Transport, Incorporated



/s/ EUGENE F. SWEENEY                   Executive Vice President and Director                     March 19, 1998
Eugene F. Sweeney                         of Hvide Marine Transport, Incorporated



*By: /s/ MICHAEL JOSEPH
               Michael Joseph
              Attorney-in-Fact